EXHIBIT 10.3

AMENDMENT NO. 1 TO THE
MASTER SELF-MANAGEMENT TRANSITION AGREEMENT

This Amendment No. 1 is made and entered into as of October 25, 2013 (this “Amendment No. 1”) and amends the Master Self-Management Transition Agreement (the “Agreement”) effective as of September 18, 2013 by and among CatchMark Timber Trust, Inc., a Maryland corporation (the “Company”), CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “OP”), Wells Real Estate Funds, Inc., a Georgia corporation (“Wells REF”), and Wells Timberland Management Organization, LLC, a Georgia limited liability company (“Wells TIMO”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, each of the Company, the OP, Wells REF and Wells TIMO desire to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.     Termination of Advisory Agreement. The parties agree that the Advisory Agreement shall terminate as of 5:00 p.m. Eastern time on October 25, 2013, subject to the survival provisions of Section 13(B)(iv) of the Advisory Agreement.

2.    Except to the extent amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended by this Amendment No. 1, shall remain in full force and effect in accordance with its terms.

3.    This Amendment No. 1 may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page follows.]
IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first written above.

CATCHMARK TIMBER TRUST, INC.

By:	/s/WILLIS J. POTTS, JR.
Willis J. Potts, Jr.
Chairman of the Special Committee of the Board of Directors

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC., its General Partner

By:	/s/BRIAN M. DAVIS
Brian M. Davis
Senior Vice President, Chief Financial Officer and Assistant Secretary

WELLS TIMBERLAND MANAGEMENT ORGANIZATION, LLC

By:	WELLS REAL ESTATE FUNDS, INC., its sole managing member

By:	/s/LEO F. WELLS, III
	Name:	Leo F.Wells, III
	Title:	Chief Executive Officer

WELLS REAL ESTATE FUNDS, INC.

By:	/s/LEO F. WELLS, III
	Name:	Leo F. Wells, III
	Title:	Chief Executive Officer

LEGAL02/34460677v3